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                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
       WITH RESPECT TO [  % SENIOR SUBORDINATED NOTES DUE           ] OF
                              PAGING NETWORK, INC.

     This form or one substantially equivalent hereto must be used to accept the
exchange offer if any [  % Senior Subordinated Notes due           ] of Paging
Network, Inc. are not lost but are not immediately available or time will not permit all required documents to reach the exchange agent by the expiration date. Such form may be delivered by telegram, telex, facsimile transmission, mail or hand delivery to the exchange agent. See "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures"
in the prospectus dated as of             , 2000. All correspondence should be
addressed to the exchange agent as follows:

                  By Mail:                             By Hand and Overnight Courier:
      Harris Trust Company of New York                Harris Trust Company of New York
             Wall Street Station                               88 Pine Street
                P.O. Box 1023                                    19th Floor
             New York 10268-1023                          New York, New York 10005

          By Facsimile Transmission: (212) 701-7636 or (212) 701-7637
                        (For Eligible Institutions Only)
                 Confirm Facsimile by Telephone: (212) 701-7624
                      For Information Call: (212) 701-7624

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Ladies and Gentlemen:

     The undersigned hereby tenders to Paging Network, Inc., upon terms and subject to the conditions set forth in the prospectus and the accompanying Letter of Transmittal/Consent Form receipt of which is hereby acknowledged, the principal amount of senior subordinated notes specified below, pursuant to the guaranteed delivery procedures set forth in the prospectus under "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures."
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The undersigned hereby tenders the senior subordinated notes listed below and acknowledges that such tender also constitutes a consent to the proposed amendments to the indenture, as such proposed amendments are described in the prospectus.

--------------------------------------------------------------------------------------------------
   SENIOR SUBORDINATED NOTES    CERTIFICATE NUMBERS (IF AVAILABLE)    PRINCIPAL AMOUNT TENDERED
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                   SIGN HERE

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                                  Signature(s)

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                             Name(s) (Please Print)

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                                    Address

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                                                                        Zip Code

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                              Area Code & Tel. No.
Dated:
      --------------------------------------------------------------------------

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                                       GUARANTEE
                       (Not to Be Used for Signature Guarantee)

     The undersigned, an eligible institution, guarantees that the certificates representing the principal amount of senior subordinated notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such senior subordinated notes into the exchange agent's account at The Depository Trust Company pursuant to the procedures set forth in the "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents -- Book-Entry Transfers" section of the prospectus, together with a properly completed and duly executed letter of transmittal (or manually-signed facsimile thereof or agent's message in lieu thereof) and any required signature guarantee and any other documents required by the letter of transmittal, will be received by the exchange agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm: -------------------------------------    Title:
                                                       -----------------------------------------------
Authorized Signature: -----------------------------    Address: --------------------------------------------
-----------------------------------------------------  -----------------------------------------------------
                                                                                                    Zip Code
                                                       Area Code and Telephone Number:
Name: ----------------------------------------------   -----------------------------------------------------
                                                       Dated: ----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD BE SENT WITH
      THE LETTER OF TRANSMITTAL.

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